SCHEDULE F
TO THE DISTRIBUTION AGREEMENT

CDSC Classes
(Class C Shares)
(Amended as of February 25, 2010)

          Name of the Fund

          Money Market Funds

Current Name	Prior Name

JPMorgan Prime Money Market Fund – Class C Shares	JPMorgan Prime Money Market Fund – Class C Shares

JPMorgan Liquid Assets Money Market Fund – Class C Shares	One Group Prime Money Market Fund – Class C Shares

JPMorgan U.S. Treasury Plus Money Market Fund – Class C Shares	One Group U.S. Treasury Securities Money Market Fund – Class C Shares

          Equity Funds

Current Name	Prior Name

JPMorgan Diversified Fund – Class C Shares	JPMorgan Diversified Fund – Class C Shares

JPMorgan Dynamic Small Cap Growth Fund – Class C Shares	JPMorgan Dynamic Small Cap Fund – Class C Shares (name effective until 6/29/07)

JPMorgan Emerging Markets Equity Fund – Class C Shares	N/A

JPMorgan International Equity Fund – Class C Shares	JPMorgan Fleming International Equity Fund – Class C Shares

JPMorgan Intrepid European Fund – Class C Shares	JPMorgan Fleming Intrepid European Fund – Class C Shares

JPMorgan Growth Advantage Fund – Class C Shares	JPMorgan Mid Cap Growth Fund – Class C Shares

JPMorgan Growth and Income Fund – Class C Shares	JPMorgan Growth and Income Fund – Class C Shares

JPMorgan International Opportunities Fund – Class C Shares	N/A

JPMorgan International Value Fund – Class C Shares	N/A

JPMorgan Intrepid America Fund – Class C Shares	JPMorgan Intrepid America Fund – Class C Shares

JPMorgan Intrepid Growth Fund – Class C Shares	JPMorgan Intrepid Growth Fund – Class C Shares

JPMorgan Intrepid Multi Cap Fund – Class C Shares	JPMorgan Intrepid Investor Fund – Class C Shares and JPMorgan Intrepid Contrarian Fund – Class C Shares (name effective until 4/10/06)

JPMorgan Intrepid International Fund – Class C Shares	JPMorgan Tax Aware International Opportunities Fund – Class C Shares

JPMorgan Intrepid Value Fund – Class C Shares	JPMorgan Intrepid Value Fund – Class C Shares

JPMorgan Intrepid Japan Fund – Class C Shares	JPMorgan Japan Fund – Class C Shares (name effective until 3/31/08)

JPMorgan Mid Cap Value Fund – Class C Shares	JPMorgan Mid Cap Value Fund – Class C Shares

JPMorgan Small Cap Equity Fund – Class C Shares	JPMorgan Small Cap Equity Fund – Class C Shares

JPMorgan Tax Aware U.S. Equity Fund – Class C Shares	JPMorgan Tax Aware U.S. Equity Fund – Class C Shares

JPMorgan U.S. Equity Fund – Class C Shares	JPMorgan U.S. Equity Fund – Class C Shares

Undiscovered Managers Behavioral Growth Fund – Class C Shares	Undiscovered Managers Behavioral Growth Fund – Class C Shares

Undiscovered Managers Behavioral Value Fund – Class C Shares	Undiscovered Managers Behavioral Value Fund – Class C Shares

JPMorgan Realty Income Fund – Class C Shares	Undiscovered Managers REIT Fund – Class C Shares

JPMorgan Intrepid Mid Cap Fund – Class C Shares	One Group Diversified Mid Cap Fund – Class C Shares and JPMorgan Diversified Mid Cap Fund – Class C Shares

JPMorgan Equity Income Fund – Class C Shares	One Group Equity Income – Class C Shares

JPMorgan Equity Index Fund – Class C Shares	One Group Equity Index Fund – Class C Shares

Current Name	Prior Name

JPMorgan International Equity Index Fund – Class C Shares	One Group International Equity Index Fund – Class C Shares

JPMorgan Large Cap Growth Fund – Class C Shares	One Group Large Cap Growth Fund – Class C Shares

JPMorgan Large Cap Value Fund – Class C Shares	One Group Large Cap Value Fund – Class C Shares

JPMorgan Market Expansion Index Fund – Class C Shares	One Group Market Expansion Index Fund – Class C Shares

JPMorgan Market Neutral Fund – Class C Shares (to be renamed JPMorgan Research Market Neutral Fund as of 2/28/10)	N/A

JPMorgan Multi-Cap Market Neutral Fund – Class C Shares	One Group Market Neutral Fund – Class C Shares

JPMorgan Mid Cap Equity Fund – Class C Shares	N/A

JPMorgan Mid Cap Growth Fund – Class C Shares	One Group Mid Cap Growth Fund – Class C Shares and JPMorgan Diversified Mid Cap Growth Fund – Class C Shares (name effective until 6/27/09)

JPMorgan U.S. Real Estate Fund – Class C Shares	One Group Real Estate Fund – Class C Shares

JPMorgan Small Cap Growth Fund – Class C Shares	One Group Small Cap Growth Fund – Class C Shares

JPMorgan Small Cap Value Fund – Class C Shares	One Group Small Cap Value Fund – Class C Shares

JPMorgan Value Advantage Fund – Class C Shares	N/A

JPMorgan U.S. Large Cap Core Plus Fund – Class C Shares	N/A

Highbridge Statistical Market Neutral Fund – Class C Shares	N/A

JPMorgan Intrepid Plus Fund – Class C Shares (to be renamed JPMorgan U.S. Dynamic Plus Fund as of the later of 5/3/2010 or 60 days after notice is provided to shareholders of the name change)	JPMorgan Intrepid Long/Short Fund – Class C Shares (name effective until 11/1/07)

JPMorgan Strategic Small Cap Value Fund – Class C Shares (to be removed upon liquidation)	N/A

JPMorgan International Realty Fund – Class C Shares	N/A

JPMorgan China Region Fund – Class C Shares	N/A

JPMorgan Global Focus Fund – Class C Shares	N/A

JPMorgan Strategic Preservation Fund –Class C Shares	JPMorgan Global Strategic Preservation Fund –Class C Shares

JPMorgan India Fund – Class C Shares	N/A

JPMorgan Latin America Fund – Class C Shares	N/A

JPMorgan Russia Fund – Class C Shares	N/A

JPMorgan Value Discovery Fund – Class C Shares	N/A

JPMorgan Dynamic Growth Fund – Class C Shares	N/A

JPMorgan U.S. Large Cap Value Plus Fund – Class C Shares	N/A

JPMorgan U.S. Small Company Fund – Class C Shares	N/A

JPMorgan Emerging Economies Fund – Class C Shares	N/A

JPMorgan International Opportunities Plus Fund – Class C Shares	N/A

JPMorgan U.S. Research Equity Plus Fund – Class C Shares	N/A

JPMorgan Access Balanced Fund – Class C Shares	N/A

JPMorgan Access Growth Fund – Class C Shares	N/A

JPMorgan Alternative Strategies Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Research Long/Short Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

          Fixed Income Funds

Current Name	Prior Name

JPMorgan California Tax Free Bond Fund -- Class C Shares	JPMorgan California Bond Fund -- Class C Shares

JPMorgan Emerging Markets Debt Fund – Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class C Shares

JPMorgan Intermediate Tax Free Bond Fund -- Class C Shares	JPMorgan Intermediate Tax Free Income Fund -- Class C Shares

JPMorgan New York Tax Free Bond Fund -- Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund -- Class C Shares

JPMorgan Arizona Municipal Bond Fund -- Class C Shares	One Group Arizona Municipal Bond Fund -- Class C Shares

JPMorgan Core Bond Fund -- Class C Shares	One Group Bond Fund -- Class C Shares

JPMorgan Government Bond Fund -- Class C Shares	One Group Government Bond Fund -- Class C Shares

JPMorgan High Yield Fund -- Class C Shares	One Group High Yield Bond Fund -- Class C Shares and

JPMorgan High Yield Bond Fund – Class C Shares (name effective until 8/30/09)

JPMorgan Core Plus Bond Fund -- Class C Shares	One Group Income Bond Fund -- Class C Shares

JPMorgan Michigan Municipal Bond Fund -- Class C Shares	One Group Michigan Municipal Bond Fund -- Class C Shares

JPMorgan Municipal Income Fund-- Class C Shares	One Group Municipal Income Fund-- Class C Shares

JPMorgan Ohio Municipal Bond Fund -- Class C Shares	One Group Ohio Municipal Bond Fund -- Class C Shares

JPMorgan Short Duration Bond Fund - Class C Shares	One Group Short-Term Bond Fund - Class C Shares

JPMorgan Short-Intermediate Municipal Bond Fund – Class C Shares	One Group Short-Term Municipal Bond Fund - Class C Shares and JPMorgan Short Term Municipal Bond Fund - Class C Shares (name effective until 4/30/09)

JPMorgan Tax Free Bond Fund – Class C Shares	One Group Tax-Free Bond Fund – Class C Shares

JPMorgan Treasury & Agency Fund -- Class C Shares	One Group Treasury & Agency Fund -- Class C Shares

JPMorgan Limited Duration Bond Fund - Class C Shares

One Group Ultra Short-Term Bond Fund - Class C Shares and JPMorgan Ultra Short Term Bond Fund -- Class C Shares (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund – Class C Shares (name effective until 9/14/09)

JPMorgan Tax Aware Real Return Fund – Class C Shares	N/A

JPMorgan Real Return Fund – Class C Shares	N/A

JPMorgan International Currency Income Fund – Class C Shares	N/A

JPMorgan Income Builder Fund – Class C Shares	JPMorgan World Income Builder Fund – Class C Shares

JPMorgan Tax Aware High Income Fund – Class C Shares	N/A

JPMorgan Strategic Income Opportunities Fund – Class C Shares	N/A

JPMorgan Total Return Fund – Class C Shares	N/A

JPMorgan Inflation Managed Bond Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Highbridge Dynamic Commodities Strategy Fund – Class C Shares	N/A

          Investor Funds

Current Name	Prior Name

JPMorgan Investor Balanced Fund -- Class C Shares	One Group Investor Balanced Fund -- Class C Shares

JPMorgan Investor Conservative Growth Fund -- Class C Shares	One Group Investor Conservative Growth Fund -- Class C Shares

JPMorgan Investor Growth & Income Fund -- Class C Shares	One Group Investor Growth & Income Fund -- Class C Shares

JPMorgan Investor Growth Fund -- Class C Shares	One Group Investor Growth Fund -- Class C Shares

          JPMorgan SmartRetirement Funds

Current Name	Prior Name

JPMorgan SmartRetirement Income Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2010 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2015 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2020 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2025 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2030 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2035 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2040 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2045 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2050 Fund – Class C Shares	N/A

*	*	*	*

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:	/s/ Francesco Tango

Name:	Francesco Tango

Title:	Assistant Treasurer

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Robert L. Young

Name:	Robert L. Young

Title:	Managing Director